Exhibit 10.23

BUSINESS LOAN AGREEMENT

Principal	Loan Date	Maturity	Loan No.	Call/Coll	Account	Officer RP	Initials
$8,600,000.00	11-3-2017	12-1-2027	5510059503301

References in the boxes above are for lender’s use only and do not limit the applicability of this document to any particular loan or item. Any Item above containing ****** has been omitted due to text length limitations.

Borrower: COF North LLC, a Virginia limited liability company 4198 Cox Road, Suite 200 Glen Allen, VA 23060	Lender: Langley Federal Credit Union 721 Lakefront Commons Newport news, 23606

THIS BUSINESS LOAN AGREEMENT dated November 3, 2017, is made and executed between COF North, LLC, a Virginia limited liability company (“Borrower”) and Langley Federal Credit Union (“Lender”) on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. Borrower understands and agrees that: (A) in granting, renewing, or extending any Loan, lender is relying upon Borrower’s representations, warranties, and agreements as set forth in this Agreement; (B) the granting; renewing, or extending of any Loan by Lender at all times shall be subject to Lender’s sole judgement and discretion; and (C) all such Loans shall be and remain subject to the terms and conditions of this Agreement. This Agreement shall apply to any and all present and future loans, loan advances, extension of credit, financial accommodations and other agreements and undertakings of every nature and kind that may be entered into by and between Borrower and Lender now and in the future.

TERM. This Agreement shall be effective as of November 3, 2017, and shall continue in full force and effect until such time as all of Borrower’s Loans in favor of Lender have been paid in full, including principal, interest, costs, expenses, attorney’s fees, and other fees and charges, or until December 1, 2027.

CONDITIONS RECENDENT TO EACH ADVANCE. Lender’s obligation to make the initial Advance and each subsequent Advance under this Agreement shall be subject to the fulfillment to Lender’s satisfaction of all of the conditions set forth in this Agreement and in the Related Documents.

Loan Documents. Borrower shall provide to Lender the following documents for the Loan: (1) the Note; (2) Security Agreements granting to lender security interest in the Collateral; (3) financing statements and all other documents perfecting Lender’s Security Interests; (4) evidence of Insurance as required below; (5) guaranties; (6) together with all such Related Documents as Lender may require for the Loan; all in form and substance satisfactory to Lender and Lender’s counsel.

Borrower’s Authorization. Borrower shall provide in form and substance satisfactory to Lender property certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents. In addition, Borrower shall have provided such other resolutions, authorization, documents and Instruments as lender or its counsel may require.

Payment of Fees and Expenses. Borrower shall have paid to lender all fees, charges, and other expenses which are then due and payable as specified in this Agreement or any Related Document

Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any documents or certificate delivered to Lender under this Agreement are true and correct.

No Event of Default. There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement or under any Related Document.

BUSINESS LOAN AGREEMENT

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REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to lender, as of the date of this Agreement, as of the date of each disbursement of loan proceeds, as o the date of any renewal, extension or modification of any Loan, and at all times and Indebtedness exists:

Organization. Borrower is a limited liability company which is, and at all times shall be, dully organized, validity existing, and in good standing under and by virtue of the laws of the Commonwealth of Virginia. Borrower is duly authorized to transact business in all other states in which Borrower is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which Borrower is doing business. Specifically, Borrower is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower maintains an office at 4196 Cox Road, Suite 200, Glen Allen, 23060. Unless Borrower has designated otherwise in writing, the principal office is the office at which Borrower keeps its books and records including its records concerning the Collateral. Borrower will notify Lender prior to any change in the location of Borrower’s state of organization or any change in Borrower’s name. Borrower shall do all things necessary to preserve and to keep in full force and affect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statues, orders and decrees of any governmental authority or court applicable to Borrower and Borrower’s business activities.

Assumed Business Name. Borrower has filed or recorded all documents or filings required by law relating to all assumed business names used by Borrower. Excluding the name of Borrower, the following is a complete list of all assumed business names under which Borrower does business: None.

Authorization. Borrower’s execution, delivery, and performance of this Agreement and all the Related Documents have been duly authorized by all necessary action by Borrower, do not require the consent or approval of any other person, regulatory, authority, or governmental body, and do not conflict with, result in a violation of, or constitute a default under (1) any provision of (a) Borrower’s articles of organization o membership agreements, or (b) any agreement or other instrument binding upon Borrower or (2) any law, governmental regulation, court decree, or order applicable to Borrower or to Borrower’s properties. Borrower has the power and authority to enter into the Note and the Related Documents and to grant collateral as security for the Loan. Borrower has the further power and authority to own and to hold all of Borrower’s assets and properties, and to carry on Borrower’s business as presently conducted.

Financial Information. Each of Borrower’s financial statements supplied to Lender truly and completely disclosed Borrower’s financial condition as of the date of the statement, and there has been no material adverse change in Borrower’s financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statement.

Legal Effect. This Agreement constitutes, and any instrument or agreement Borrower is required to give under this Agreement when delivered will constitute legal, valid, and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower’s financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable. Borrower owns and has good title to all of Borrower’s properties free and clear of all Securities Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower’s properties are titled in Borrower’s legal name, and Borrower has not used or filed a financing statement relating to such properties. All of Borrower’s properties are titled in Borrower’s legal name, and Borrower has not used or filed a financing statement under any other name for at least the last five (5) years.

BUSINESS LOAN AGREEMENT

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Hazardous Substances. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (1) During the period of Borrower’s ownership of the Collateral, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substance by any person on, under, about or from any of the Collateral, (2) Borrower has no knowledge of, or reason to believe that there has been (a) any breach or violation of any Environmental Laws; (b) any use, generation, manufacture, storage, treatment, disposal, release or threatened release of any Hazardous Substances on, under, or about or from the personal relating to such matters, (3) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the Collateral shall use, generate, manufacturer’s tore, treat, dispose of or release any Hazardous Substance on, under, about or from any of the Collateral, and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation Environmental Laws. Borrower authorizes Lender and its agents to enter upon the Collateral to make such inspections and tests as Lender may deem appropriate to determine compliance of the Collateral with this section of Agreement. Any inspections or test made by Lender shall be at Borrower’s expenses and for Lender’s purposes only and shall not be construed to create any responsibility or liability on part of Lender to Borrower or to any other person. The representations and warranties contained herein are based on Borrower’s due diligence in Indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (2) agrees to Indemnity, defend, and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release of threatened release of a hazardous waste or substances on the Collateral. The provisions of this section of the Agreement, including the obligation to indemnify and defend, shall survive the payment of the Indebtedness and the termination, expiration or satisfaction of this Agreement and shall not be affected by Lender’s acquisition of any interest in any of the Collateral, whether by foreclosure or otherwise.

Litigation and Claims. No litigation, claim, investigation, administrative proceedings or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower’s financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

Taxes. To the best of the Borrower’s knowledge, all of Borrower’s tax returns and reports that are or were required to be filed, have been filed, and all taxes, assessments, and other governmental charges have been paid in full; except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

Lien Priority. Unless otherwise previously disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing or attachment of any Security interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower’s Loan and Note, that would be prior or that may in any way be superior to Lender’s Security Interests and rights in and to such Collateral.

Binding Effect. This Agreement, the Note, all Security Agreements (if any), and all Related Documents are binding upon the singers thereof, as well as upon their successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

Commercial Purpose. Borrower intents to use the Loan proceeds solely for business or commercially related purposes.

Employee Benefit Plans. Each employee benefit plan as to which Borrower may have any liability complies in all material respects with all applicable requirements of law and regulations, and (1) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (2) Borrower has not withdrawn from any such plan or initiated steps to do so, (2) no steps have been taken to terminate any such plan or to appoint a trustee to administer such a plan, and ($) there are no unfunded liabilities other than those previously disclosed to Lender in writing.

BUSINESS LOAN AGREEMENT

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Investment Company Act. Borrower is not an “investment company” or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended.

Public Utility Holding Company Act. Borrower is not a “holding company”, or a “subsidiary company” of a “holding company”, or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company”, within the meaning of the Public Utility Holding Company Act of 1935, as amended.

Regulations T and U. Borrower is not engaged principally, or as one of its important activities. In the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T and U of the Board of Governors of the Federal Reserve System.)

Information. All information previously furnished or which is now being furnished by Borrower to lender for the purposes of or in connection with its Agreement or any transaction contemplated by this Agreement is, and all information furnished by or on behalf of Borrower to Lender in the future will be, true and accurate in every material respect on the date as of which such information is dated or certified, and no such information is or will be incomplete by omitting to state any material fact that omission of which would cause the information to be misleading.

Claims and Defenses. There are no defenses or counterclaims, offsets, or other adverse claims, demands or actions of any kind, personal or otherwise, that Borrower and Grantor, or any Guarantor could assert with respect to the Note, Loan, this Agreement, or the Related Documents.

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with lender then, so long as the Agreement remains in effect, Borrower will:

Repayment. Repay the Loan in accordance with its terms and the terms of this Agreement.

Notices of Claims and Litigation. Promptly inform Lender in writing of (1) all material adverse changes in Borrower’s financial condition, and (2) all existing and all threatened litigation, claims, investigations, administrative proceeds or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or its financial condition of any Guarantor. In addition, Borrower shall provide Lender with written notice of the occurrence of any Event of Default, the occurrence of any Reportable Event under, or the Institution of steps by Borrower to withdraw from, or the institution of any steps to terminate, any employee benefit plan as to which Borrower may have any liability.

Financial Records. Maintain its books and records in accordance with GAAP, applied on a consistent basis, and permit lender to examine and audit Borrower’s books and records at a reasonable time.

Financial Statements. Furnish Lender with the following:

Annual Statements. As soon as available, but in no event later than one-hundred-twenty (120) days after the end of each fiscal year, Borrower’s balance sheet and income statement for the year ended, prepared by Borrower.

Tax Returns. As soon as available, but in no event later than one-hundred-twenty (120) days after the applicable filing date for the tax reporting period ended, Borrower’s Federal and other governmental tax returns, prepared by a certified public accountant satisfactory to Lender.

Additional Requirements. Signed and dated Business Tax Returns (including all schedules) of COF North, LLC.

Signed and dated Personal Tax Returns (including all schedules) of Mark W. Claud.

Signed and dated Personal Financial Statement of Mark W. Claud.

Signed and dated Real Estate Portfolio summaries reflecting all properties owned by Mark W. Claud and Borrower.

BUSINESS LOAN AGREEMENT

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Signed and dated Current Rent Roll for property located at 7320 Bell Creek Road, Mechanicsville, VA 23111.

Borrower and Guarantor must also provide additional financial information when requested by LFCU.

All financial reports required to be provided under this Agreement shall be prepared in accordance with GAAP, applied on a consistent basis, and certified by Borrower as being true and correct.

Additional Information. Furnish such additional information and statements, as Lender may request from time to time.

Financial Covenants and Ratios. Comply with the following covenants and ratios.

DSCR Ratio. Maintain a ration DSCR in excess of 1,350 to 1,000. Global Debt Service Coverage Ratio (DSCR) shall be calculated based on the Borrower(s) and Guarantor(s) filed Federal Income Tax Returns, Personal Financial Statement(s) and Reports, as follows: (property/business cash flow plus personal cash flow) divided by (property/business debt service plus personal debt service). This coverage will be evaluated as of year-end.

Additional Requirements. The Borrower will maintain a loan- to value of real estate ratio of 75% for the duration of the Loans.

LFCU reserves the right to order additional appraisals on the Real Property, as improved by the Project, at the Borrower’s expense during the life of the Loan if LCFU, it is sole judgement, feels the loan-to-value may exceed 75%. If the loan-to-value exceeds 75% during the life of the Loan, it will be considered an event of default under the Loan.

Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct.

Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurances as Lender may require with respect to Borrower’s properties and operations, in form, amounts. Coverages and with insurance companies acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including allegations that coverages will not be cancelled or diminished without at least thirty (30) days prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission, or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such Lender’s loss payable or other endorsements as lender may require.

Insurance Reports. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonable request, including without limitation the following: (1) the name of the insurer; (2) the risks insured; (3) the amount of the policy; (4) the properties insured; (5) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (6) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantor named below on Lender’s forms, and in the amount and under the conditions set forth in those guaranties.

BUSINESS LOAN AGREEMENT

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Name of Guarantor	Amount
Mark W. Claud	Unlimited

Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

Loan Proceeds. Use all Loan proceeds solely for Borrower’s business operations, unless specifically consented to the contrary by Lender in writing.

Taxes, Charges and Liens. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower’s properties, income or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (1) the legality of the same shall be contested in good faith by appropriate proceedings, and (2) Borrower shall have established on Borrower’s book adequate reserves with respect to such contested assessment, tax, charge, levy, lien or claim in accordance with GAAP.

Performance. Perform and comply, in a timely manner, with all terms, conditions, and provisions set forth in this Agreement, in the Related Documents, and in all other instruments and agreements between Borrower and Lender, and in all other loan agreements now or in the future existing between Borrower and any other party. Borrower shall notify Lender immediately in writing of any default in connection with any agreement.

Operations. Maintain executive and management personnel with substantially the same qualifications and experiences as the present executive and management personnel; provide written notice to Lender of any change in executive and management personnel; conduct its business affairs in a reasonable and prudent manner.

Environmental Studies. Promptly conduct and complete, at Borrower’s expense, all such investigations, studies, samplings and testings as may be requested by Lender or any governmental authority relative to any substance, or any waste or by-product of any substance defined as toxic or a hazardous substance under applicable federal, state, or local law, rule, regulation, order or directive, at or affecting any property or any facility owned, leased or used by Borrower.

Compliance with Governmental Requirements. Comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the conduct of Borrower’s properties, businesses and operations, and to the use or occupancy of the Collateral, including without limitation, the Americans With Disabilities Act. Borrower may contest in good faith any such law, ordinance, or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Borrower has notified Lender in writing prior to doing so and so long as, in Lender’s sole opinion, Lender’s interests in the Collateral are not jeopardized. Lender may require Borrower to post adequate security or a surety bond, satisfactory to Lender, to protect Lender’s interest.

Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and all Collateral for the Loan or Loans and Borrower’s other properties and to examine or audit Borrower’s books, accounts, and records and to make copies and memoranda of Borrower’s books, accounts, and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower’s expense.

BUSINESS LOAN AGREEMENT

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Change of Location. Immediately notify Lender in writing of any additions to or changes in the location of Borrower’s businesses.

Title to Assets and Property. Maintain good and marketable title to all of Borrower’s assets and properties.

Notice of Default, Litigation and ERISA Matters. Forthwith upon learning of the occurrence of any of the following, Borrower shall provide Lender with written notice thereof, describing the same and the steps being taken by Borrower with respect thereto: (1) the occurrence of any Event of Default, or (2) the institution of, or any adverse determination in, and litigation, arbitration proceeding or governmental proceeding, or (3) the occurrence of a Reportable Event under, or the institution of steps by Borrower to withdraw from, or the institution of any steps to terminate, any employee benefit plan as to which Borrower may have any liability.

Other information. From time to time Borrower will provide Lender with such other information as Lender may reasonable request.

Employee Benefit Plan. So long as this Agreement remains in effect, Borrower will maintain each employee benefit plan as to which Borrower may have any liability, in compliance with all applicable requirements of law and regulations.

Compliance Certificates. Unless waived in writing by Lender, provide Lender with one hundred twenty (120) days after the end of each fiscal year, with a certificate executed by Borrower’s chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

Environmental Compliance and Reports. Borrower shall comply in all respects with any and all Environmental Laws; not cause or permit to exist, as a result of an intentional or unintentional action or omission on Borrower’s part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities; shall furnish to Lender promptly and in any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien, citation, directive, letter or other communication from any governmental agency or instrumentality concerning any intentional or unintentional action or omission on Borrower’s part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, assignments, financing statements, instruments, documents and other agreements as Lender or its attorney may reasonably request to evidence and secure the Loan and to perfect all Security interests.

BUSINESS LOAN AGREEMENT

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LENDER’S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender’s interest in the Collateral or if Borrower fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Borrower’s failure to discharge or pay when due any amounts Borrower is required to discharge or pay under this Agreement or any Related Documents, Lender on Borrower’s behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on any Collateral and paying all costs for insuring, maintaining and preserving any Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Borrower. All such expenses will become a part of the indebtedness and, at Lender’s option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note’s maturity.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

Indebtedness and Liens. (1) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (2) sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower’s assets (except as allowed as Permitted Liens), or (3) sell with recourse any of Borrower’s accounts, except to Lender.

Continuity of Operations. (1) Engage in any business activities substantially different than those in which Borrower is presently engaged, (2) cease operation, liquidate, merge, transfer, acquire or consolidate with any other entity, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, or (3) make any distribution with respect to any capital account, whether by reduction of capital or otherwise.

Loans, Acquisitions and Guaranties. (1) Loan invest in or advance money or assets to any other person, enterprise or entity, (2) purchase, create or acquire any interest in any other enterprise or entity, or (3) incur any obligation as surety or guarantor other than in the ordinary course of business.

Agreements. Enter into any agreement containing any provisions which would be violated or breached by the performance of Borrower’s obligations under this Agreement or in connection herewith.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if: (A) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender; (B) Borrower or any Guarantor dies, becomes incompetent or becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (C) there occurs a material adverse change in Borrower’s financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing the Loan; or (D) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor’s guaranty of the Loan or any other loan with Lender.

STATUTORY LIEN. Borrower agrees that all loan advances under this Agreement are secured by all shares and deposits in all joint and individual accounts Borrower has with Lender now and in the future. Borrower authorizes Lender, to the extent permitted by applicable law, to apply the balance in these accounts to pay any amounts due under this Agreement when Borrower is in default under this Agreement. Shares and deposits in an Individual Retirement Account and any other account that would lose special tax treatment under state or federal law if given as security are not subject to the security interest Borrower has given in Borrower’s shares and deposits.

DEFAULT. Each of the following shall constitute an Event of Default under this Agreement.

Payment Default. Borrower fails to make any payment when due under the Loan.

BUSINESS LOAN AGREEMENT

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Other Defaults. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant, or conditions contained in any other agreement between Lender and Borrower.

Environmental Default. Failure of any party to comply with or perform when due any term, obligation, covenant or condition contained in any environmental agreement executed in connection with any Loan.

False Statements. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf, or made by Guarantor, under this Agreement or the Related Documents in connection with the obtaining of the Loan evidenced by the Note or any security document directly or indirectly securing repayment of the Note is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Death or insolvency. This dissolution or termination of Borrower’s existence as a going business or the death of any member, or a trustee or receiver is appointed for Borrower or for all or a substantial portion of the assets of Borrower, or Borrower makes a general assignment for the benefit of Borrower’s creditors, or Borrower files for bankruptcy, or an involuntary bankruptcy petition is file against Borrower and such involuntary petition remains undismissed for sixty (60) days.

Defective Collateralization. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.

Creditor or Forfeiture Proceedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the Loan. This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

Execution Agreement. Any execution or attachment is levied against the Collateral, and such execution or attachment is not set aside, discharged or stayed within thirty (30) days after the same is levied.

Change in Zoning or Public Restriction. Any change in any zoning ordinance or regulation or any other public restriction is enacted, adopted or implemented, that limits or defies the uses which may be made of the Collateral such that the present or intended use of the Collateral, as specified in the Related Documents, would be in violation of such zoning ordinance or regulation or public restriction, as changed.

Default Under Other Lien Documents. A default occurs under any other mortgage, deed of trust or security agreement covering all or any portion of the Collateral.

Judgment. Unless adequately covered by insurance in the opinion of Lender, the entry of a final judgment for the payment of money involving more than ten thousand dollars ($10,000.00) against Borrower and the failure by Borrower to discharge the same, or cause it to be discharged, or bonded off to Lender’s satisfaction, with in thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered.

BUSINESS LOAN AGREEMENT

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Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guarantor of the indebtedness.

Adverse Change. A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment or performance of the Loan is impaired

Right to Cure. If any default other than a default on indebtedness is curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding six (6) month, it may be cured if Borrower or Grantor, as the case may be, after Lender sends written notice to Borrower or Grantor, as the case may be, demanding cure of such default; (1) cure the default within thirty (30) days; or (2) if the cure requires more than thirty (30) days, immediately initiate steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continue and complete all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make further Loan Advances or disbursements), and, at Lender’s option, all sums owing in connection with the Loans, including all principal, interest and all other fees, costs and charges, if any, will become immediately due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the ‘insolvency’ subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender’s rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender’s right to declare a default and to exercise its rights and remedies.

ADDITIONAL DOCUMENTS. Borrower shall provide Lender with the following additional documents.

Articles of Organization and Company Resolutions. Borrower has provided or will provide Lender with a certified copy of Borrower’s Articles of Organization, together with a certified copy of resolutions properly adopted by the members of the company, under which the member authorized one or more designated members or employees to execute this Agreement, the Note and any and all Security Agreements directly or indirectly securing repayment of the same and to consummate the borrowings and other transactions as contemplated under this Agreement, and to consent to the remedies following any default by Borrower as provided in this Agreement and in any Security Agreements.

Opinion of Counsel. When required by Lender, Borrower has provided or will provide Lender with an option of Borrower’s counsel certifying to and that; (1) Borrower’s Note, any Security Agreements and this Agreement constitute valid and biding obligations on Borrower’s part that are enforceable in accordance with their respective terms; (2) Borrower is validly existing and in good standing; (3) Borrower has authority to enter into this Agreement and to consummate the transactions contemplated under this Agreement; and (4) such other matters as may have been requested by Lender or by Lender’s counsel.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement.

Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

BUSINESS LOAN AGREEMENT

Loan. No. 5510059503301	(Continued)	Page 11

Attorney’s Fees; Expenses. Borrower agrees that if Lender hires an attorney to help enforce this Agreement, Borrower will pay, subject to any limits under applicable law, Lender’s attorneys’ fees and all of Lender’s other collection expenses, whether or not there is a lawsuit and including without limitation additional legal expenses for bankruptcy proceedings.

Borrower Information. Borrower consents to the release of information on or about Borrower by Lender in accordance with any court order, law or regulation and in response to credit inquiries concerning Borrower.

Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

Consent to Loan Participation. Borrower agrees and consents to Lender’s sale or transfer, whether now or later, of one more participation interest(s) in the Loan to one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to confidentiality and privacy Borrower may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchases or any such participation interests will be considered as the absolute owners of such interests in the Loan and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower’s obligation under the Loan irrespective of the failure or insolvency of any holder of any interest in the Loan. Borrower further agrees that the purchaser of any such participation interest may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

Governing Law. This Agreement will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the Commonwealth of Virginia without regard to its conflicts of law provisions. This Agreement has been accepted by Lender in the Commonwealth of Virginia.

Choice of Venue. If there is a lawsuit, Borrower agrees upon Lender’s request to submit to the jurisdiction of the applicable courts for the City of Newport News, Commonwealth of Virginia.

Non-Liability of Lender. The relationship between Borrower and Lender created by this Agreement is strictly a debtor and creditor relationship and not fiduciary in nature, nor is the relationship to be construed as creating any partnership or joint venture between Lender and Borrower. Borrower is exercising Borrower’s own judgment with respect Borrower’s business. All information supplied to Lender is for Lender’s protection only and no other party is entitled to rely on such information. There is no duty for Lender to review, inspect, supervise or inform Borrower of any matter with respect to Borrower’s business, Lender and Borrower intend that Lender may reasonably rely on all information supplied by Borrower to Lender, together with all representations and warranties, given by Borrower to Lender, without investigation or confirmation by Lender and that any investigation or failure to investigate will not diminish Lender’s right to so rely.

Notice of Lender’s Breach. Borrower much notify Lender in writing of any breach of this Agreement or the Related Documents by Lender and any other claim, cause of action or offset against Lender within thirty (30) days after the occurrence of such breach or alter the accrual of such claim, cause of action or offset. Borrower waives any claim, cause of action or offset for which notice is not given in accordance with this paragraph. Lender is entitled to rely on any failure to give such notice.

BUSINESS LOAN AGREEMENT

Loan. No. 5510059503301	(Continued)	Page 12

Indemnification of Lender. Borrower agrees to indemnify, to defend and to save and hold Lender harmless from any and all claims, suits, obligations, damages, losses, costs, and expenses (including, without limitation, Lender’s attorney’s fees), demands, liabilities, penalties, fines and forfeitures or any nature whatsoever that may be asserted against or incurred by Lender, its officers, directors, employees, and agents arising out of, relating to, or in any manner occasioned by this Agreement and the exercise of the rights and remedies granted Lender under this, as well as by, (1) the ownership, use, operation, construction, renovation, demolition, preservation, management, repair, condition, or maintenance of any part of the Collateral, (2) the exercise of any of Borrower’s rights collaterally assigned and pledged to Lender hereunder; (3) any failure of Borrower to perform any of its obligations hereunder; and/or (4) any failure of Borrower to comply with the environmental and ERISA obligations, representations and warranties set forth herein. The foregoing indemnity provisions shall survive the cancellation of this Agreement as to all matters arising or accruing prior to such cancellation and the foregoing indemnity shall service in the event that Lender elects to exercise any of the remedies as provided under this Agreement following default hereunder. Borrower’s indemnity obligations under this section shall not in any way be affected by the presence or absence of covering insurance, or by the amount of such insurance or by the failure or refusal of any insurance carrier to perform any obligation on its party under any insurance policy or policies affecting the Collateral and/or Borrower’s business activities. Should any claim, action or proceeding be made or brought against Lender by reason of any even as to which Borrower’s indemnification obligations apply, then, upon Lenders demand, Borrower at its sole cost and expense, shall defend such claim, action or proceeding in Borrower’s name, if necessary, by the attorneys for Borrower’s insurance carrier (if such claim, action or proceeding is covered by insurance), or otherwise by such attorneys as Lender shall approve. Lender may also engage its own attorney at its reasonable discretion to defend Borrower and to assist in its defense and Borrower agrees to pay the fees and disbursements of such attorneys.

Counterparts. This Agreement may be executed in multiple counterparts, each of which, when so executed, shall be deemed an original but all such counterparts taken together, shall constitute one and the same Agreement.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender’s right to otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender’s rights or of any of Borrower’s or any Grantor’s obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Notices. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, if hand delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of the Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower’s current address. Unless otherwise provided or required by law, if there is more than one Borrower, any notice given by Lender to any Borrower is deemed to be notice give to all Borrowers.

BUSINESS LOAN AGREEMENT

Loan. No. 5510059503301	(Continued)	Page 13

Severability. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid or unenforceable as to any person or circumstance, that finding shall not make the offending provision illegal, invalid or unenforceable as to any other person or circumstance. If feasible, the offending provision shall be considered modified so that it become legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

Sole Discretion of Lender. Whenever Lender’s consent or approval is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender and Lender’s decision shall be final and conclusive.

Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word “Borrower” as used in this Agreement shall include all of Borrower’s subsidiaries and affiliates. Notwithstanding the foregoing, however, under no circumstances shall this Agreement be construed to require Lender to many any Loan or other financial accommodation to any of Borrower’s subsidiaries or affiliates.

Successors and Assigns. All covenants and agreements by or on behalf of Borrower contained in this Agreement or any Related Documents shall bind Borrower’s successions and assigns and shall inure the benefit of lender and its successors and assigns. Borrower shall not, however, have the right to assign Borrower’s rights under this Agreement or any interest therein, without the prior written consent of Lender.

Survival of Representations and Warranties. Borrower understands and agrees that in making the Loan, Lender is relying on all representations, warranties, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to lender under this Agreement and Related Documents. Borrower further agrees that regardless of any investigation made by lender, all such representations, warrants, and covenants will survive the making of the Loan and delivery to Lender of the Related Documents, shall be continuing in nature, and shall remain in full force and affect until such time as Borrower’s Indebtedness shall be paid in full, or under this Agreement shall be terminated in the manner provided above whichever is the best to occur.

Time is of the Essence. Time is of the essence in the performance of this Agreement.

DEFINITIONS. The following capitalized words and terms shall have the following meaning when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. Accounting words and terms not otherwise defined in this Agreement shall have the meanings assigned to them in accordance with generally accepted accounting principles as in effect on the date of this Agreement.

Advance. The word “Advance” means a disbursement of Loan funds made, or to be made, to Borrower or on Borrower’s behalf on a line of credit or multiple advance basis under the terms and conditions of this Agreement.

Agreement. The word “Agreement” means this Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

BUSINESS LOAN AGREEMENT

Loan. No. 5510059503301	(Continued)	Page 14

Borrower. The word “Borrower” means COF North, LLC, a Virginia Limited Liability Company and includes all co-signers and co-makers signing the Note and all their successors and assigns.

Collateral. The word “Collateral” means all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, collateral mortgage, deed of trust, assignment, crop pledge, pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment, trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

Environmental Laws. The words “Environmental Laws” mean any and all state, federal, and local statutes, regulations and ordinances relating to the protection of human health or the environment, including, without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et. Sec (“CERCLA”), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 (“SARA”), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C. Section 5901, et. Seq., or other applicable state or federal laws, rules, or regulations adopted pursuant thereto.

ERISA. The word “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and including all regulations and published interpretations of the act.

Event of Default. The words “Event of Default” mean individually, collectively, and interchangeably any of th events of default set forth in this Agreement in the default section of this Agreement.

GAAP. The word “GAAP” means generally accepted accounting principles.

Grantor. The word “Grantor” means each and all of the persons or entities granting a Security interest in any Collateral for the Loan, and their personal representatives, successors and assigns.

Guarantor. The word “Guarantor” means any guarantor, surety, or accommodation party of any or all of the Loan, and, in each case, Borrower’s successors, assigns, heirs, personal representatives, executors and administrators of any guarantor, surety, or accommodation party.

Guaranty. The word “Guaranty” means the guaranty from Guarantor to Lender, including without limitation a guaranty of all or party of the Note.

Hazardous Substance. The words “Hazardous Substances” mean materials that, because of their quantity, concentration, or physical, chemical, or infectious characteristics, may cause or pose a present or potential hazard to human health or the environment when improperly used, treated, stored, disposed of, generated, manufactured, transported or otherwise handled. The words “Hazardous Substances” are used in their very broadest sense and include without limitation any and all hazardous or toxic substances, materials or waste as defined by or listed under the Environmental Laws. The term “Hazardous Substances” also includes, without limitation, petroleum and petroleum by-products or any fraction thereof of asbestos.

Indebtedness. The word “Indebtedness” means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Borrower is responsible under this Agreement or under any of the Related Documents.

Lender. The word “Lender” means Langley Federal Credit Union, its successors and assigns.

Loan. The word “Loan” means any and all loans and financial accommodations from Lender to Borrower whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time, and further including any and all subsequent amendments, additions, substitutions, renewals and refinancings of any of the Borrower’s Loans.

BUSINESS LOAN AGREEMENT

Loan. No. 5510059503301	(Continued)	Page 15

Note. The word “Note” means the Note dated November 3, 2017, and executed by COF North, LLC, a Virginia Limited Liability Company in the principal amount of $8,600,000.00, together with all modifications of and renewals, replacements, and substitutions for the note or credit agreement.

Permitted Liens. The words “Permitted Liens” mean (1) liens and security interest securing Indebtedness owned by Borrower to Lender: (2) liens for taxes, assessments, or similar changes either not yet due or being contested in good faith; (3) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business an securing obligations which are not yet delinquent; (4) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled “Indebtedness of Liens”, (5) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (6) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower’s assets.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Loan.

Security Agreement. The words “Security Agreement” mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Interest.

Security Interest. The words “Security Interest” mean, individually collectively, and interchangeably, without limitation, any and all types of collateral security, present and future, whether in the form of a lien, charge, encumbrance, mortgage, deed of trust, security deed, assignment, pledge, crop pledge, chattel mortgage, collateral chattel mortgage, chattel trust, factor’s lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever whether created by law, contract, or otherwise.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS BUSINESS LOAN AGREEMENT IS DATED NOVEMBER 3, 2017.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

Signatures appear on attached page.

BUSINESS LOAN AGREEMENT

Loan. No. 5510059503301	(Continued)	Page 16

BORROWER:

COF NORTH, LLC, A VIRGINIA LIMITED LIABILITY COMPANY

By: COF NORTH MANGEMENT, LLC, A VIRGINIA LIMITED LIABILITY COMPANY, ITS MANAGER

By:	/s/Mark W. Claud	(Seal)
Mark W. Claud, Manager

LENDER:
LANGLEY FEDERAL CREDIT UNION
By:	/s/Natasha Mertz	(SEAL)
Authorized Signor

BUSINESS LOAN AGREEMENT

Loan. No. 5510059503301	(Continued)	Page 17

ADDENDUM TO LOAN DOCUMENTS

THIS ADDENDUM TO LOAN DOCUMENTS (“Addendum”) is made as of this 3rd day of November 2017 by and among COF NORTH, LLC, a Virginia limited liability company (“Borrower”), MARK W. CLAUD (“Guarantor”) and LANGLEY FEDERAL CREDIT UNION (“Lender”), and is attached to and made a part of the Business Loan Agreement, Promissory Note, Credit Line Deed of Trust, Assignment of Rents, Commercial Security Agreement, Hazardous Substances Certificate and Indemnity Agreement, and Commercial Guaranty more particularly described below (collectively, the “Loan Documents”). The terms of this Addendum shall supplement the Loan Documents, and in the case of conflict, the terms of this Addendum shall govern.

Recitals:

A.	Borrower has executed the delivery to Lender a Business Loan Agreement, a $8,600,000.00 Promissory Note (the “Promissory Note”), a Credit Line Deed of Trust, an Assignment of Rents, a Commercial Security Agreement, a Hazardous Substances Certificate and Indemnity Agreement, and a Commercial Guaranty all dated as of the day and year first above written.

B.	Borrower, Guarantor and Lender desire to amend and supplement the terms of the Loan Documents as set forth herein.

C.	Capitalized terms, not otherwise defined in this Addendum, shall have the same meanings as in the Loan Documents.

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and covenants contained herein and in the Loan Documents, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound herby, agree that the Loan Documents are amended and supplemented as follows:

1.	No Event of Default shall be deemed to have occurred with respect to a failure to make a payment when due unless such failure continues for more than fifteen (15) days after the date due.

2.	A new paragraph to the Business Loan Agreement, the Promissory Note, the Credit Line Deed of Trust, the Assignment of Rents, and the Commercial Security Agreement designated “Right to Cure” is hereby added to all of the Loan Documents incorporating the following language:

If any default, other than a default in payment, is curable, it shall not constitute and Event of Default if (a) cured within thirty (30) days of written notice of the default being given by Lender to Borrower and any defaulting party to the Loan Documents other than Borrow (the “Other Defaulting Party”), (b) if the cure requires more than thirty (30 days, the Borrower or Other Defaulting Party, if any, diligently initiates steps, on receipt of written notice of default from Lender, to cure the default and thereafter continues and completes all reasonable and necessary steps to effect a cure as soon as reasonably practical.

3.	The Loan Documents are hereby amended such that “attorneys’ fees” shall be revised to read “reasonable attorneys’ fees” in all instances.

4.	The Guaranty Agreement shall not provide for a confession of judgment, and such provision shall not be operative.

5.	Lender shall not exercise any right or remedy against Borrower under the Assignment of Rents or under the provisions of the Credit Line Deed of Trust relating to assignment of rents, issues, and profits, including without limitation revocation of the license granted to Borrower to manage and operate the Property and to collect, receive, and apply rents, issues, and profits, unless and until an Event of Default has occurred.

BUSINESS LOAN AGREEMENT

Loan. No. 5510059503301	(Continued)	Page 18

6.	the “Environmental Studies” paragraph appearing in the Business Loan Agreement is hereby amended by adding the following language after the phrase “requested by Lender” in the second line:

(but only in the event Lender reasonably believes a release of Hazardous Substance(s) has occurred)

7.	The indemnity or hold harmless obligations of Borrower under the Loan Documents shall not apply to claims, actions, liabilities, suits, judgments, losses, fines, penalties, costs, expenses, or fees arising out of or caused by the gross negligence or intentional misconduct of Lender or its employees or agents.

8.	The “Financial Covenants and Ratios” paragraph in the Business Loan Agreement is hereby amended to read as follows:

DSCR Ratio. Maintain a ratio of DSCR in excess of 1.350 to 1.00. Global Debt Service Coverage Ratio (DSCR) shall be calculated based on the Borrower’s filed Federal Income Tax Returns, Financial Statement(s) and Reports, as follows: cash flow divided by debt service. This coverage ratio will be evaluated as of the year-end annually beginning with the year ending December 31, 2017.

9.	Notwithstanding anything to the contrary set forth in the Loan Documents, the Borrower will maintain its books and finances on a cash basis.

10.	Provided that Borrower is not in default under the Loan Documents and provided that a loss does not exceed the sum of $100,000, Borrower shall be entitled to receive all insurance proceeds and condemnation awards and proceeds paid or payable as a result of a casualty or condemnation affecting the Property, so long as Borrower uses such sums to repair or restore the Property in a commercially reasonable manner.

11.	The “Power of Attorney” paragraph appearing in the Assignment of Rents is hereby amended by adding the following sentence to the end of such paragraph:

The powers granted in the preceding sentence shall not be exercised by Lender unless or until and Event of Default has occurred under this Agreement.

12.	Any inspections of the Collateral or the Property, both as defined in the Loan Documents, to be performed by Lender or its agents shall note unreasonably interfere with Borrower’s normal business operations Lender is permitted to inspect the Collateral or the Property during Lender’s normal business hours.

13.	The “Hazardous Substances” paragraph appearing in the “Representations” section of the Hazardous Substances Certificate and Indemnity Agreement is hereby amended to delete the phrase “whenever and whether owned by previous occupants, has ever contained” and replace it with the word “contains.”

14.	The “Indemnitors Waiver and Indemnification” section of the Hazardous Substances Certificate and Indemnity Agreement is hereby amended to insert the parenthetical phrase “(other than those arising solely out of the gross negligence, willful misconduct, or bad faith of the party to whom the obligations in this paragraph are owed”) between the word “person” and subsection (a) in the fourth line of the section.

15.	The “Survival” sections of the Hazardous Substances Certificate and Indemnity Agreement is hereby amended to insert the following at the end of the paragraph:

Notwithstanding anything to the contrary contained herein, the obligations and liabilities of the Indemnitor under this Agreement shall terminate and be of no further force and effect when all of the following conditions are satisfied in full: (a) there has been no change between the date hereof and the Trigger Date in any Environmental Laws, the effect of which change may be to make a lender or mortgagee liable in respect to any mater for which the Lender is entitled to indemnification pursuant to this Agreement, (b) Lender shall have received, at Indemnitor’s expense, an environmental Report dated within ninety (90) days of the Trigger Date showing, to the reasonable satisfaction of the Lender, that there exists no matter for which the Lender is entitled to indemnification pursuant to this Agreement, and (c) seven (7) years have passed since the Trigger date.

BUSINESS LOAN AGREEMENT

Loan. No. 5510059503301	(Continued)	Page 19

16.	The term “Trigger Date is hereby added to the “Definitions” section of the Hazardous Substances Certificate and Indemnity Agreement:

Trigger Date. The term “Trigger Date means either of the following as applicable: (i) the date on which the outstanding indebtedness under the Note shall have been paid indefeasibly in full, whether at maturity, as a result of acceleration, in connection with any prepayment, or otherwise, or (ii) the date on which the Property shall have been conveyed pursuant to a foreclosure of the deed of trust or deed in lieu thereof.

17.	In each instance in the Loan Documents where entry of judgment against the Borrower or Guarantor constitutes an Event of Default, the amount of the judgment that constitutes and Event of Default is raised from $10,000 to $50,000.

18.	The “Application of Insurance Proceeds” section of the Commercial Security Agreement is hereby amended to increase the monetary amount of loss that requires notification from $1,000 to $10,000.

19.	The “Guaranties” section of the Business Loan Agreement is amended to state that the obligations of the Guarantor under the Guaranty Agreement are limited to losses and/or damages suffered by Lender which arise from the Borrower’s and/or Guarantor’s: (a) voluntary or involuntary bankruptcy filing, (20) non-compliance with reporting and budget approval covenants contained in the related documents, (3) fraudulent conduct, (40 material mis presentation, (5) criminal acts, (6) misappropriation of funds or other property of the Borrower or (7) transfer or conveyance of all or a portion of the lender’s collateral in violation of the provisions of the Related Documents.

20.	Except as expressly amended and supplemented herein, the terms and conditions of the Loan Documents shall remain unchanged and in full force and effect. Any other provisions of the Loan Documents, to the extent inconsistent with this Addendum, are hereby deemed amended and restated to be consistent herewith in all respects.

[See Attached Signatures]

BUSINESS LOAN AGREEMENT

Loan. No. 5510059503301	(Continued)	Page 20

IN WITNESS WHEROF, the parties have executed this Addendum as of the day and year first above written.

BORROWER:

COF NORTH, LLC

A Virginia limited liability company

By:	COF NORTH MANAGEMENT, LLC,

A Virginia limited liability company,

Its Manager

By:	/s/ Mark W. Claud	(SEAL)

Mark W. Claud, manager

COMMONWEALTH OF VIRGINIA:

CITY/COUNTY OF Henrico:

I hereby certify that on this 2 day of November 2017, before me, the undersigned Notary Public in and for the commonwealth of Virginia, at large, personally appeared Mark W. Claud the Manager of COF North Management, LLC, a Virginia limited liability company, the Manager of COF North, LLC, a Virginia limited liability company, known to me or satisfactorily proven to be the persona whose name is subscribed to the foregoing instrument and acknowledged that he executed the foregoing on behalf of COF North, LLC, a Virginia limited liability company, for the purposes set forth herein.

/s/ Darci K Poole

Notary Public	[SEAL]

My Commission Expires: 3/31/2021

Registration Number: 7553162

BUSINESS LOAN AGREEMENT

Loan. No. 5510059503301	(Continued)	Page 21

GUARANTOR:

MARK W. CLAUD

/s/ Mark W. Claud	(SEAL)

COMMONWEALTH OF VIRGINIA:

CITY/COUNTY OF Henrico:

I hereby certify that on this 2 day of November 2017, before me, the undersigned Notary Public in and for the commonwealth of Virginia, at large, personally appeared Mark W. Claud known to me or satisfactorily proven to be the persona whose name is subscribed to the foregoing instrument and acknowledged that he executed the foregoing for the purposes set forth herein.

/s/ Darci K Poole

Notary Public	[SEAL]

My Commission Expires: 3/31/2021

Registration Number: 7553162

BUSINESS LOAN AGREEMENT

Loan. No. 5510059503301	(Continued)	Page 22

LENDER:

LANGLEY FEDERAL CREDIT UNION

By:	/s/ Natasha Mertz

Authorized Signer

COMMONWEALTH OF VIRGINIA:

CITY/COUNTY OF Newport News:

I hereby certify that on this 3 day of November 2017, before me, the undersigned Notary Public in and for the commonwealth of Virginia, at large, personally appeared Natasha Mertz the VP Comm Lending of Langley Federal Credit Union. known to me or satisfactorily proven to be the persona whose name is subscribed to the foregoing instrument and acknowledged that he executed the foregoing for the purposes set forth herein.

/s/ Tracey E. Pesante

Notary Public [SEAL]

My Commission Expires: 4/30/2018

Registration Number: 7595763